UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Check the appropriate box:
Preliminary Proxy Statement
Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §240.14a-12

Take-Two Interactive Software, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! TAKE-TWO INTERACTIVE SOFTWARE, INC. 2022 Annual Meeting Vote by September 15, 2022 11:59 PM ET

D89589-P78758

You invested in TAKE-TWO INTERACTIVE SOFTWARE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on September 16, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 2, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* September 16, 2022 9:00 AM EDT
Virtually at: www.virtualshareholdermeeting.com/TTWO2022

*	Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

2022 Annual Meeting
Vote by September 15, 2022
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	Strauss Zelnick	For
1b.	Michael Dornemann	For
1c.	J. Moses	For
1d.	Michael Sheresky	For
1e.	LaVerne Srinivasan	For
1f.	Susan Tolson	For
1g.	Paul Viera	For
1h.	Roland Hernandez	For
1i.	William “Bing” Gordon	For
1j.	Ellen Siminoff	For
2.	Approval, on a non-binding advisory basis, of the compensation of the Company’s “named executive officers” as disclosed in the Proxy Statement.	For
3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D89590-P78758